SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ADVISORONE FUNDS

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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5)	Total fee paid:

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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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3)	Filing Party:

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4)	Date Filed:

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CLS Global Diversified Equity Fund

CLS Growth and Income Fund

CLS Flexible Income Fund

CLS Global Aggressive Equity Fund

CLS Shelter Fund

Please do not disregard this letter

Special Meeting of Shareholders adjourned due to lack of Participation

Dear Valued Shareholder:

We have been trying to reach you regarding the special meeting of shareholders for the above-mentioned Funds (the “Funds”). The meeting has now been adjourned to October 27, 2020 due to lack of shareholder participation. We are desperately trying to reach quorum for the meeting and still haven’t yet received your vote. Please note that we would not bear the expense of reaching out to you unless we absolutely needed your participation to reach quorum to hold the meeting. You may think your vote is inconsequential, but your participation helps us to avoid costly additional adjournments and solicitations.

Shareholders will be asked to vote on the following proposal:

Proposal 1: To approve a new advisory agreement between the Trust, on behalf of each Fund and CLS Investments, LLC. No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, or advisory fees.

While to date, an overwhelming majority of the votes received have been cast in favor of the proposal, a quorum of the shares entitled to vote has not yet been achieved for your Fund.

The Board of Trustees recommends that you vote “FOR” the Proposal.

However, even if you simply cast an Abstain vote, which is neither for nor against the proposal, but is only registered for purposes of quorum, it would be a great help. The proxy statement is available online www.okapivote.com/CLS.

In order for your vote to be represented, we must receive your voting instructions. Even if it is past the indicateD MEETING date, please submit your vote Today. For your convenience, please use any of the following methods to submit your vote:

1.	By Internet
2.	By Touchtone
3.	By Mail

If possible, please use either of the first two options to ensure your vote is captured in time for the meeting.

If you have any questions, please call Okapi Partners, our proxy solicitor, toll-free at (855) 208-8903. Representatives are available Monday - Friday 9:00am to 10:00pm (ET).

PROXY

PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 2020
41 SOUTH HIGH STREET, SUITE 1700, COLUMBUS, OHIO 43215

[INSERT FUND NAME]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Ryan B. Beach and Michael W. Forker each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of AdvisorOne Funds (the "Trust") to be held at the offices of the Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 on October 27, 2020 at 12:00 PM, Eastern time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the Funds, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

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Signature(s) (Title(s), if applicable)

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Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **855-208-8903** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST) and Saturday 12:00 PM to 5:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: www.OkapiVote.com/CLS2020 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on October 27, 2020.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the above-mentioned Fund and CLS Investments, LLC.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2020

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/CLS